EXHIBIT 99.2

GATEWAY ENERGY CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The accompanying unaudited pro forma consolidated financial statements have been prepared by recording pro forma adjustments to the historical financial statements of Gateway Energy Corporation.  The pro forma consolidated balance sheet as of September 30, 2010 has been prepared as if the acquisition of the four pipelines and related assets (“Laser pipelines”) from Laser Pipeline Company LP (“Laser”) closed on September 30, 2010.  The pro forma consolidated statements of operations for the nine months ended September 30, 2010 and year ended December 31, 2009 have been prepared as if the acquisition of the Laser pipelines closed on the beginning of the stated periods.  Gateway Energy Corporation and its subsidiaries are collectively referred to as “Gateway,” the “Company,” “we,” “us,” and “our.”  The notes to the unaudited pro forma condensed consolidated financial statements describe certain pro forma adjustments to give effect to the acquisition had it been consummated on the assumed dates.

               The pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the transaction been consummated on the assumed dates.  Additionally, future results may vary significantly from the results reflected in the pro forma consolidated statements of operations due to changes in future transactions and other factors.  These statements have been derived from our historical consolidated financial statements and those of Laser and should be read in conjunction with our audited consolidated financial statements and the related notes for the quarter ended September 30, 2010 included in our quarterly report on Form 10-Q and the year ended December 31, 2009 included in our Annual Report on Form 10-K,  and the audited financial statements and the related notes for the nine months ended September 30, 2010 and year ended December 31, 2009 of Laser, included as Exhibit 99.1 to this Form 8-K/A.

               The pro forma information reflects estimates of the allocation of the amounts paid at closing to the assets acquired, which may be adjusted.

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2009

(unaudited)

			Pro forma
	Gateway	Laser	Adjustments		Pro forma
ASSETS
Current assets
Cash and cash equivalents	$303,207	$153,311	$(153,311)		$303,207
Restricted cash	250,000	-

-

250,000

Accounts receivable trade	645,038	45,977

(45,977

)

				(a)

645,038

Notes receivable	150,000	-

-

					150,000
Prepaid expenses and other assets	225,818	-	(50,000)	(b)	175,818
Total current assets	1,574,063	199,288	(249,288)		1,524,063

Property and equipment, at cost
Gas gathering, processing, and transportation	11,355,494	1,305,017

(205,017

)

				(c)

12,455,494

Net profits interest	701,482	-

-

					701,482
Office furniture and other equipment	158,029	-	-

					158,029
	12,215,005	1,305,017

(205,017

)

13,315,005

Less accumulated depreciation, depletion, and amortization	(3,179,722)	(308,252)

308,252

				(d)

					(3,179,722)
	9,035,283	996,765	103,235

					10,135,283

Intangible assets, net of accumulated amortization	1,644,545	-

-

					1,644,545
Deferred tax asset	1,998,014	-

-

1,998,014

Other assets	46,208	-	-

					46,208
Total assets	$14,298,113	$1,196,053	$(146,053)		$15,348,113

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$537,360	$52,855	$(52,855)		$537,360
Accounts payable – due to parent	-	572,068

(572,068

)

				(a)

-

Accrued expenses and other liabilities	305,945	-

-

305,945

Insurance notes payable	76,169	-	-		76,169
Deferred gain on sale of discontinued operations	100,800	-	-		100,800
Total current liabilities	1,020,274	624,923	(624,923)

					1,020,274

Long-term debt	2,500,000	-

1,050,000

				(e)	3,550,000
Total liabilities	3,520,274	624,923	425,077

					4,570,274

Commitments and contingencies	-	-

-

-

Stockholders’ Equity
Preferred stock - $1.00 par value; 10,000 shares authorized; no shares issued and outstanding	-	-

-

-

Common stock - $0.25 par value; 35,000,000 shares authorized; 19,402,853 shares issued and outstanding	4,850,713	-

-

4,850,713

Partners’ capital	-	571,130

(571,130

)

				(f)

-

Additional paid-in capital	17,384,477	-

-

17,384,477

Accumulated deficit	(11,457,351)	-	-		(11,457,351)
Total stockholders’ equity	10,777,839	571,130	(571,130)		10,777,839
Total liabilities and stockholders’ equity	$14,298,113	$1,196,053	$(146,053)		$15,348,113

(a)    Reflects the removal of cash, accounts receivable trade, accounts payable trade and accounts payable due to parent due to asset purchase.

(b)   Reflects the removal of deposit paid to Laser upon execution of the Purchase and Sale Agreement.

(c)    Reflects the pro forma adjustment to property, which consists of the following:

Removal of the historical cost of the Laser pipeline	$(1,305,017)
Allocation of purchase price to pipeline assets acquired	1,100,000
$(205,017)

(d)   Reflects the removal of Laser’s accumulated depreciation.

(e)    Reflects the drawdown on the line of credit for the acquisition.

(f)    Reflects the removal of the Partners’ capital of Laser.

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(unaudited)

			Pro forma
	Gateway	Laser	Adjustments		Pro forma
Operating revenues
Sales of natural gas	$3,870,984	$-	$-		$3,870,984
Transportation of natural gas and liquids	1,176,893	217,702

-

1,394,595

Treating and other	510,902	-	-		510,902
	5,558,779	217,702	-		5,776,481
Operating costs and expenses
Cost of natural gas purchased	3,409,588	-

-

3,409,588

Operation and maintenance	641,714	16,669

15,000

				(a)

673,383

Depreciation and amortization	547,477	64,938

(27,813

)

				(b)

584,602

General and administrative	1,195,607	1,654	9,346	(c)	1,206,607
Acquisition costs	47,023	-	46,430	(d)	93,453
Consent solicitation and severance costs	1,550,631	-	-		1,550,631

	7,392,040	83,261	42,963		7,518,624
Operating income (loss)	(1,833,261)	134,441

(42,963

)

(1,741,783

						)

Other income (expense)
Interest income	11,056	-

-

11,056

Interest expense	(126,025)	-

(43,313

)

				(e)

(169,338

						)
Other income, net	37,287	-	-		37,287
	(77,682)	-	(43,313)		(120,995)

Income (loss) from continuing operations before income taxes	(1,910,943)	134,441

(86,276

)

(1,862,778

						)
Income tax benefit (expense)	678,828	-	(16,376)	(f)

					662,452
Net income (loss)	(1,232,115)	134,441

(102,652

)

(1,200,326

						)

Basic and diluted income per common share
Net income	$(0.06)				$(0.06)

Weighted average number of common shares outstanding
Basic	19,402,140				19,402,140
Diluted	19,402,140				19,402,140

(a)    Reflects the additional operating expenses incurred on Gateway’s pipeline integrity plan as per its operating philosophy.

(b)   Reflects the elimination of the depreciation recorded by Laser ($64,938) and adds the depreciation recorded by Gateway of $37,125 for the nine months ended September 30, 2010.

(c)    Reflects the removal of general and administrative expenses of Laser ($1,654) and adds the incremental insurance expense recorded by Gateway of $11,000.  No general and administrative expenses of Laser will continue.

(d)   Reflects the additional acquisition costs such as legal, audit, and due diligence expenses due to the acquisition of the Laser pipelines.

(e)    Reflects interest expense on the drawdown of the Gateway line of credit used as consideration for the acquisition for the nine months ended September 30, 2010.

(f)    Reflects the adjustment to income tax expense due to the acquisition of the Laser pipelines.

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(unaudited)

			Pro forma
	Gateway	Laser	Adjustments		Pro forma
Operating revenues
Sales of natural gas	$4,183,830	$-	$-		$4,183,830
Transportation of natural gas and liquids	2,342,479	285,054

-

2,627,533

Treating and other	181,665	-	-		181,665
	6,707,974	285,054	-		6,993,028
Operating costs and expenses
Cost of natural gas purchased	3,586,046	-

-

3,586,046

Operation and maintenance	384,009	29,669

20,000

				(a)

433,678

Depreciation and amortization	608,394	86,742

(37,242

)

				(b)

657,894

Impairment expense	130,008	-	-		130,008
General and administrative	2,405,400	5,254	10,246	(c)	2,420,900
Acquisition costs	-	-	50,000	(d)	50,000

	7,113,857	121,665	43,004		7,278,526
Operating income (loss)	(405,883)	163,389

(43,004

)

(285,498

					)

Other income (expense)
Interest income	30,408	-

-

30,408

Interest expense	(116,699)	-

(57,750

)

				(e)

(174,449

					)
Other expense, net	(48,750)	-	-		(48,750)
	(135,041)	-	(57,750)		(192,791)
Income (loss) from continuing operations before income taxes and discontinued operations	(540,924)	163,389

(100,754

)

(478,289

					)
Income tax benefit (expense)	159,157	-	(21,296)	(f)

					137,861
Income (loss) from continuing operations	(381,767)	163,389

(122,050

)

(340,428

					)

Discontinued operations
Income from discontinued operations, net of taxes	(155,897)	-	-		(155,897)
Gain on disposal of asset, net of taxes	217,380	-	-		217,380
Net income (loss)	$(320,284)	$163,389	$(122,050)		$(278,945)

Basic and diluted income per common share:
Continuing operations	$(0.02)				$(0.01)
Discontinued operations

-

-

Net income	$(0.02)				$(0.01)

Weighted average number of common shares outstanding
Basic	19,303,488				19,303,488
Diluted	19,303,488				19,303,488

(a)    Reflects the additional operating expenses incurred on Gateway’s pipeline integrity plan as per its operating philosophy.

(b)   Reflects the elimination of the depreciation recorded by Laser ($86,742) and adds the depreciation recorded by Gateway of $49,500 for the year ended December 31, 2009.

(c)    Reflects the removal of general and administrative expenses of Laser ($5,254) and adds the incremental insurance expense recorded by Gateway of $15,500.  No general and administrative expenses of Laser will continue.

(d)   Reflects the additional acquisition costs such as legal, audit, and due diligence expenses due to the acquisition of the Laser pipelines.

(e)    Reflects interest expense on the drawdown of the Gateway line of credit used as consideration for the acquisition for the year ended December 31, 2009.

(f)    Reflects the adjustment to income tax expense due to the acquisition of the Laser pipelines.